UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

811-23247

(Investment Company Act File Number)

XAI Octagon Floating Rate & Alternative Income Term Trust

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

John P. McGarrity, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: April 1, 2018 – June 30, 2018

Item 1. Schedule of Investments.

XAI Octagon Floating Rate & Alternative Income Term Trust

Schedule of Investments

June 30, 2018 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
CORPORATE BONDS - 4.48%* (2.96% of Total Investments)
Wireless Telecommunication Services - 0.47% (0.31% of Total Investments)
Digicel Group, Ltd., Senior Unsecured(b)	8.25%	N/A	09/30/2020	$500,000	$373,750

Hotels, Restaurants & Leisure - 1.77% (1.17% of Total Investments)
Golden Nugget, Inc., Subordinated(b)	8.75%	N/A	10/01/2025	1,000,000	1,029,710
IRB Holding Corp., Senior Unsecured(b)	6.75%	N/A	02/15/2026	400,000	382,612
Total Hotels, Restaurants & Leisure				1,400,000	1,412,322

Pharmaceuticals - 1.72% (1.14% of Total Investments)
Mallinckrodt International Finance SA, Senior Unsecured	4.75%	N/A	04/15/2023	250,000	209,375
Mallinckrodt International Finance SA / Mallinckrodt CB, LLC, Senior Unsecured(b)	5.75%	N/A	08/01/2022	250,000	225,000
Valeant Pharmaceuticals International, Inc., Senior Unsecured(b)	9.25%	N/A	04/01/2026	500,000	520,625
Valeant Pharmaceuticals International, Inc., Senior Unsecured(b)	9.00%	N/A	12/15/2025	400,000	415,500
Total Pharmaceuticals				1,400,000	1,370,500

Internet Software & Services - 0.52% (0.34% of Total Investments)
Veritas US, Inc. / Veritas Bermuda, Ltd., Senior Unsecured(b)	10.50%	N/A	02/01/2024	500,000	410,000

Total Corporate Bonds (Cost $3,736,283)				3,800,000	3,566,572

SECURED SECOND LIEN LOANS(c) - 12.07% (7.97% of Total Investments)
Chemicals - 0.31% (0.20% of Total Investments)
Utex Industries, Inc., Initial Term Loan	9.34%	1M US L + 7.25%	05/22/2022	250,000	244,582

Commercial Services & Supplies - 1.00% (0.66% of Total Investments)
AVSC Holding Corp., Initial Term Loan	9.34%	1M US L + 7.25%	09/01/2025	805,556	798,169

Diversified Financial Services - 0.13% (0.09% of Total Investments)
Blackhawk Network Holdings, Inc., Term Loan	9.13%	3M US L + 7.00%	05/25/2026	103,452	103,883

Electronic Equipment, Instruments & Components - 0.32% (0.21% of Total Investments)
LTI Holdings, Inc., Initial Term Loan	10.84%	1M US L + 8.75%	05/16/2025	250,000	252,500

Health Care Providers & Services - 0.34% (0.23% of Total Investments)
Gentiva Health Services, Inc. (Kindred at Home), Second Lien Initial Term Loan(d)	N/A	L + 7.00%	06/22/2026	190,480	192,385
Sound Inpatient Physicians Inc., Second Lien Initial Term Loans(d)	N/A	L + 6.75%	06/26/2026	78,125	78,125
Total Health Care Providers & Services				268,605	270,510

Hotels, Restaurants & Leisure - 1.50% (0.99% of Total Investments)
Affinity Gaming, LLC, Initial Term Loan	10.34%	1M US L + 8.25%	01/31/2025	392,857	387,290

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SECURED SECOND LIEN LOANS(c) (continued)
Hotels, Restaurants & Leisure (continued)
Golden Entertainment, Inc., Term B Facility Loan	9.10%	1M US L + 7.00%	10/20/2025	$800,000	$809,000
Total Hotels, Restaurants & Leisure				1,192,857	1,196,290

Insurance - 2.17% (1.43% of Total Investments)
Asurion, LLC, Replacement B-2 Term Loan	8.09%	1M US L + 6.00%	08/04/2025	1,700,000	1,723,375

Media - 0.84% (0.56% of Total Investments)
Red Ventures, LLC & New Imagitas, Inc., Term Loan	10.09%	1M US L + 8.00%	11/08/2025	662,500	671,609

Real Estate Investment Trusts (REITs) - 1.02% (0.67% of Total Investments)
Capital Automotive LP, New Term Loan	8.09%	1M US L + 6.00%	03/24/2025	807,643	811,011

Software - 4.28% (2.83% of Total Investments)
Finastra Group Holdings Limited, Dollar Term Loan	9.56%	3M US L + 7.25%	06/13/2025	1,700,000	1,634,652
McAfee, LLC, Initial Term Loan	10.59%	1M US L + 8.50%	09/29/2025	1,000,000	1,014,000
Micro Holding Corp. & MH Sub I, LLC, Term Loan	9.59%	1M US L + 7.50%	09/15/2025	750,000	754,688
Total Software				3,450,000	3,403,340

Transportation Infrastructure - 0.16% (0.10% of Total Investments)
Direct Chassislink, Inc., Term Loan	8.09%	1M US L + 6.00%	06/15/2023	123,711	124,639

Total Secured Second Lien Loans (Cost $9,695,908)				9,614,324	9,599,908

SENIOR SECURED FIRST LIEN LOANS(c) - 61.21% (40.44% of Total Investments)
Aerospace & Defense - 1.19% (0.79% of Total Investments)
Constellis Holdings, LLC, Term B Loan	7.33%	3M US L + 5.00%	04/21/2024	766,383	768,299
Vertex Aerospace Services Corporation, Initial Term Loan(d)	N/A	L + 4.75%	06/16/2025	178,571	179,464
Total Aerospace & Defense				944,954	947,763

Auto Components - 0.87% (0.57% of Total Investments)
Bright Bidco B.V. (Lumileds), Refinancing Term B Loan	5.76%	1M US L + 3.50%	06/30/2024	694,750	688,845

Automobiles - 0.62% (0.41% of Total Investments)
Truck Hero, Inc., Initial Term Loan	5.84%	1M US L + 3.75%	04/22/2024	496,241	495,412

Building Products - 1.11% (0.73% of Total Investments)
SRS Distributions, Inc. (fka Shingle Aquisition Intermediate, Inc.), Initial Term Loan	5.58%	3M US L + 3.25%	05/23/2025	898,876	884,647

Chemicals - 1.64% (1.08% of Total Investments)
Graftech Finance, Inc., Initial Term Loan	5.59%	1M US L + 3.50%	02/12/2025	663,265	658,708
Solenis International, L.P., Initial Dollar Term Loan(d)	N/A	L + 4.00%	12/26/2023	649,351	647,306
Total Chemicals				1,312,616	1,306,014

Commercial Services & Supplies - 1.57% (1.04% of Total Investments)
Genuine Financial Holdings, LLC (HireRight), Initial Term Loan (Early July EST)(d)	N/A	L + 3.75%	06/27/2025	773,913	772,946
Harland Clarke Holdings Corp., Fronting Initial Term Loan (B-7)	7.08%	3M US L + 4.75%	11/03/2023	492,812	478,850
Total Commercial Services & Supplies				1,266,725	1,251,796

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(c) (continued)
Communications Equipment - 0.91% (0.60% of Total Investments)
Global Tel Link Corp., Term Loan	6.33%	3M US L + 4.00%	05/23/2020	$459,854	$460,810
Intelsat Jackson Holdings S.A., Term B-4 Loan	6.60%	1M US L + 4.50%	01/02/2024	253,165	262,420
Total Communications Equipment				713,018	723,230

Construction & Engineering - 1.86% (1.23% of Total Investments)
Brand Energy & Infrastructure Services, Initial Term Loan	6.61%	3M US L + 4.25%	06/21/2024	744,361	744,919
KBR, Inc., Term B Loan	5.84%	1M US L + 3.75%	04/25/2025	737,762	737,762
Total Construction & Engineering				1,482,123	1,482,681

Containers & Packaging - 0.13% (0.08% of Total Investments)
Flex Acquisition Company, Inc. (fka Hilex Poly Company // Novolex), Incremental B-2018 Term Loan (6/29/18)(d)	5.75%	3M US L + 3.25%	06/29/2025	99,502	99,212

Diversified Consumer Services - 0.22% (0.15% of Total Investments)
University Support Services LLC (St. George's University Scholastic Services, LLC)
Delayed Draw Term Loan (7/17/18)(d)	N/A	L + 3.50%	06/20/2025	42,021	41,916
Term Loan (7/17/18)(d)	N/A	L + 3.50%	06/20/2025	135,067	134,729
Total Diversified Consumer Services				177,088	176,645

Diversified Financial Services - 0.54% (0.35% of Total Investments)
Pi US Mergerco, Facility B1 Loan	5.59%	1M US L + 3.50%	01/03/2025	432,414	425,928

Diversified Telecommunication Services - 2.60% (1.72% of Total Investments)
Syniverse Holdings, Inc., Tranche C Term Loan	7.05%	1M US L + 5.00%	03/09/2023	780,169	778,546
TDC A/S (US Newco Co-Borrower), Facility B2 (USD) Loan(d)	N/A	L + 3.50%	06/11/2025	609,442	607,730
Wide Open West Finance, LLC, Refinancing Term B Loan	5.34%	1M US L + 3.25%	08/18/2023	719,563	685,383
Total Diversified Telecommunication Services				2,109,173	2,071,659

Electrical Equipment - 1.09% (0.72% of Total Investments)
Al Ladder (Luxembourg) Subco S.ar.l. (Laird Technologies), Facility B(d)	N/A	L + 4.50%	05/02/2025	535,088	532,188
Energy Acquisition (Electrical Components International, Inc.), Initial Term Loan(d)	N/A	L + 4.25%	06/26/2025	338,710	335,746
Total Electrical Equipment				873,798	867,934

Electronic Equipment, Instruments & Components - 3.11% (2.05% of Total Investments)
C1 Holdings Corp. (ConvergeOne), Term Loans	5.84%	1M US L + 3.75%	04/10/2025	746,241	742,980
LTI Holdings, Inc.
Initial Term Loan	6.84%	1M US L + 4.75%	05/16/2024	490,038	488,812
Second Amendment Incremental Term Loan	5.59%	1M US L + 3.50%	05/16/2024	245,000	244,694
Mavenir Systems, Inc., Initial Term Loan	8.03%	1M US L + 6.00%	05/08/2025	1,000,000	997,500
Total Electronic Equipment, Instruments & Components				2,481,278	2,473,986

Energy Equipment & Services - 3.23% (2.13% of Total Investments)
KCA Deutag US Finance, 2018 Extended Term Loan	9.08%	3M US L + 6.75%	05/17/2021	996,288	991,058
McDermott Technology, Inc. and McDermott Technology, B.V. (fka McDerott Finance LLC), Term Loan	7.09%	1M US L + 5.00%	05/12/2025	911,178	914,595

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(c) (continued)
Energy Equipment & Services (continued)
Seadrill Partners Finco, LLC, Initial Term Loan	8.33%	3M US L + 6.00%	02/21/2021	$740,923	$662,407
Total Energy Equipment & Services				2,648,389	2,568,060

Food Products - 0.30% (0.20% of Total Investments)
H-Food Holdings, LLC. (fka Hearthside Food Solutions), Initial Term Loan	5.09%	1M US L + 3.00%	05/23/2025	238,267	235,789

Health Care Equipment & Supplies - 0.13% (0.09% of Total Investments)
Medplast Holdings, Inc., Initial Term Loan (Late lune/Early July)(d)	N/A	L + 3.75%	07/02/2025	102,190	101,999

Health Care Providers & Services - 3.46% (2.28% of Total Investments)
Air Medical Group Holdings, Inc. (AMGH Holding Corp.), Term Loan	5.28%	1M US L + 3.25%	04/28/2022	468,927	454,958
BW NHHC Holdco, Inc. (Jordan Health Services), Initial Term Loan	7.07%	1M US L + 5.00%	05/15/2025	877,358	865,847
Diplomat Pharmacy, Inc., Initial Term B Loan	6.60%	1M US L + 4.50%	12/20/2024	226,397	226,397
Gentiva Health Services, Inc. (Kindred at Home)
Delayed Draw Initial Term Loan(d)	N/A	L + 3.75%	07/02/2025	311,177	308,843
First Lien Initial Term Loan(d)	N/A	L + 3.75%	07/02/2025	497,884	494,150
Medical Solutions Holdings, Inc., Closing Date Term Loan	5.84%	1M US L + 3.75%	06/14/2024	223,583	223,118
Quorum Health, Term Loan	8.84%	1M US L + 6.75%	04/29/2022	173,913	176,652
Total Health Care Providers & Services				2,779,239	2,749,965

Health Care Technology - 1.10% (0.73% of Total Investments)
Inovalon Holdings, Inc., Closing Date Term Loan	5.56%	1M US L + 3.50%	04/02/2025	900,929	875,027

Hotels, Restaurants & Leisure - 2.78% (1.84% of Total Investments)
Casablanca US Holdings, Inc. (Apple Leisure Group), Amendment No. 2 Initial Term Loan	6.10%	2M US L + 4.00%	03/29/2024	844,106	839,885
CEC Entertainment, Term B Loan	5.34%	1M US L + 3.25%	02/12/2021	586,317	544,788
Kingpin Intermediate Holdings, LLC, Initial Term Loan	6.35%	1M US L + 4.25%	07/03/2024	248,120	247,500
Red Lobster Management, LLC (fka Red Lobster/Darden Resturant), Initial Term Loan	7.34%	1M US L + 5.25%	07/28/2021	249,352	248,106
Stars Group Holdings, LLC (fka Amaya Holdings), Term Loan(d)	N/A	L + 3.50%	06/27/2025	332,282	332,282
Total Hotels, Restaurants & Leisure				2,260,177	2,212,561

Household Products - 1.20% (0.79% of Total Investments)
American Greetings Corp., Initial Term Loan	6.59%	1M US L + 4.50%	04/06/2024	457,831	460,120
TKC Holdings, Inc., Initial Term Loan	5.85%	1M US L + 3.75%	02/01/2023	496,231	494,524
Total Household Products				954,062	954,644

Industrial Conglomerates - 1.64% (1.08% of Total Investments)
Blount International, Inc., Initial Term Loan	6.23%	1M US L + 4.25%	04/12/2023	748,125	751,402
WireCo WorldGroup, Inc., Initial Term Loan	7.09%	1M US L + 5.00%	09/29/2023	547,989	550,043
Total Industrial Conglomerates				1,296,114	1,301,445

Insurance - 1.07% (0.71% of Total Investments)
Asurion, LLC, New B-7 Term Loan(d)	N/A	L + 3.00%	11/03/2024	855,422	853,283

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(c) (continued)
Internet Software & Services - 2.37% (1.57% of Total Investments)
EIG Investors Corp. (Endurance Internatioanl Group), Term Loan (2018)	6.07%	2M US L + 3.75%	02/09/2023	$465,612	$464,644
Quest Software US Holdings, Inc., One Identity US Holdings LLC, Quest Intenational, LLC, Term Loan (First Lien)	6.58%	3M US L + 4.25%	05/16/2025	515,625	513,263
Veritas US, Inc., Initial Dollar Term B-1 Loan	6.65%	3M US L + 4.50%	01/27/2023	992,462	907,111
Total Internet Software & Services				1,973,700	1,885,018

IT Services - 4.64% (3.07% of Total Investments)
Avaya, Inc., Tranche B Term Loan	6.32%	1M US L + 4.25%	12/15/2024	967,740	968,350
Ion Trading Technologies, S.A.R.L., Dollar Term Loan (EST July 1)(d)	N/A	L + 4.00%	11/21/2024	941,935	932,516
SCS Holdings I, Inc., Term B Loan	6.34%	1M US L + 4.25%	10/30/2022	708,811	709,109
West Corp., Term B Loan	6.09%	1M US L + 4.00%	10/10/2024	743,176	739,832
Zotec Partners, LLC, Term Loan	7.09%	1M US L + 5.00%	02/14/2024	343,021	343,020
Total IT Services				3,704,683	3,692,827

Media - 2.64% (1.75% of Total Investments)
Houghton Mifflin Harcourt Publishers, Inc., Term Loan (May 2018 Secondary)	5.09%	1M US L + 3.00%	05/28/2021	406,171	377,942
MediArena Acquisition B.V., Dollar Term B Loan	8.06%	3M US L + 5.75%	08/13/2021	247,426	246,860
Red Ventures, LLC & New Imagitas, Inc., Term Loan	6.09%	1M US L + 4.00%	11/08/2024	992,500	996,430
Univision (Umbrella Acquisition), 2017 Replacement Repriced First-Lien Term Loan (C-5)	4.84%	1M US L + 2.75%	03/15/2024	498,641	481,398
Total Media				2,144,738	2,102,630

Metals & Mining - 0.63% (0.42% of Total Investments)
Big River Steel, Closing Date Term Loan	7.33%	3M US L + 5.00%	08/23/2023	496,250	502,146

Oil, Gas & Consumable Fuels - 2.37% (1.57% of Total Investments)
BCP Raptor, LLC (EagleClaw Midstream), Initial Term Loans	6.42%	2M US L + 4.25%	06/24/2024	249,370	243,448
Brazos Delaware II, LLC, Initial Term Loans	6.09%	1M US L + 4.00%	05/21/2025	405,405	405,405
EG America, LLC, Incremental Term Loan	6.33%	3M US L + 4.00%	02/06/2025	798,000	790,219
Permian Production Partners, Initial Advances	8.09%	1M US L + 6.00%	05/20/2024	455,882	449,044
Total Oil, Gas & Consumable Fuels				1,908,657	1,888,116

Personal Products - 1.35% (0.89% of Total Investments)
CNT Holdings III Corp., Term Loan	5.35%	1M US L + 3.25%	01/22/2023	496,222	483,816
Revlon Consumer Products Corp., Initial Term B Loan	5.59%	1M US L + 3.50%	09/07/2023	769,129	592,229
Total Personal Products				1,265,350	1,076,045

Pharmaceuticals - 1.13% (0.75% of Total Investments)
HLF Financing US, LLC, Term Loan	7.59%	1M US L + 5.50%	02/15/2023	894,481	900,635

Professional Services - 1.78% (1.17% of Total Investments)
IG Investments Holdings, LLC (fka Igloo Merger Sub, LLC), Refinancing Term Loan	5.69%	3M US L + 3.50%	05/23/2025	850,189	847,358
National Intergovernmental Purchasing Alliance Company AKA Omnia Partners, Initial Term Loans	6.08%	3M US L + 3.75%	05/23/2025	421,053	420,000

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(c) (continued)
Professional Services (continued)
Oasis Outsourcing Holdings, Inc., Tranche B-1 Term Loan(d)	N/A	L + 5.34%	06/30/2023	$146,269	$146,939
Total Professional Services				1,417,511	1,414,297

Software - 6.09% (4.02% of Total Investments)
Blackboard, Inc., Term B-4 Loan	7.36%	3M US L + 5.00%	06/30/2021	496,212	468,508
Cvent, Inc., Term B Loan	5.84%	1M US L + 3.75%	11/29/2024	220,789	220,237
Digicert Holdings, Inc., Term Loan	6.84%	1M US L + 4.75%	10/31/2024	997,500	996,044
Finastra Group Holdings Limited, Dollar Term Loan	5.81%	3M US L + 3.50%	06/13/2024	245,631	241,060
Idera, Inc., Initial Term Loan	6.60%	1M US L + 4.50%	06/28/2024	496,241	500,791
Legalzoom.com, Inc., Initial Term Loan	6.59%	1M US L + 4.50%	11/21/2024	563,426	564,835
McAfee, LLC, Term Loan	6.59%	1M US L + 4.50%	09/30/2024	854,738	858,251
Micro Holding Corp. & MH Sub I, LLC, Term Loan	5.84%	1M US L + 3.75%	09/13/2024	496,250	495,769
Project Leopard Holdings, Inc. (Kofax), Repricing Term Loan	6.09%	1M US L + 4.00%	07/07/2023	496,256	495,636
Total Software				4,867,044	4,841,131

Specialty Retail - 2.06% (1.36% of Total Investments)
General Nutrition Centers, Inc., Tranche B-2 Term Loans (eff. 2/28/18)(d)	10.85%	1M US L + 8.75%	03/04/2021	336,369	322,615
Office Depot, Inc., Initial Term Loan	9.06%	3M US L + 7.00%	11/08/2022	408,975	418,177
Payless, Inc.
Tranche A-1 Term Loan	10.33%	3M US L + 8.00%	02/10/2022	361,649	348,387
Tranche A-2 Term Loan	11.33%	3M US L + 9.00%	08/10/2022	646,750	547,584
Total Specialty Retail				1,753,743	1,636,763

Technology Hardware, Storage & Peripherals - 0.32% (0.21% of Total Investments)
Internap Corporation f/k/a Internap Network Service, Initial Term Loan (2017)	7.80%	1M US L + 5.75%	04/06/2022	251,151	252,407

Textiles, Apparel & Luxury Goods - 0.74% (0.49% of Total Investments)
International Textile Group, Inc., Initial Term Loan	6.98%	1M US L + 5.00%	05/01/2024	589,431	592,013

Transportation Infrastructure - 2.00% (1.32% of Total Investments)
Uber Technologies, Inc., Term Loan	6.00%	1M US L + 4.00%	04/04/2025	729,839	731,357
World Wide Express Global Logistics (aka Rep WWEX) Acquisition Parent, LLC, Term Loan(d)	N/A	L + 4.00%	02/03/2024	869,565	860,869
Total Transportation Infrastructure				1,599,404	1,592,226

Wireless Telecommunication Services - 0.72% (0.48% of Total Investments)
Digicel International Finance, Ltd., Initial Term B Loan	5.61%	3M US L + 3.25%	05/27/2024	603,817	575,890

Total Senior Secured First Lien Loans (Cost $48,985,655)				49,487,306	48,700,669

CLO DEBT(c)(e)- 24.37% (16.10% of Total Investments)
Apidos, Series 2017-28A(b)	7.48%	3M US L + 5.50%	01/20/2031	1,000,000	1,002,698
Carlyle Global Market Strategies, Ltd., Series 2013-3A(b)	7.85%	3M US L + 5.50%	10/15/2030	2,500,000	2,454,183
CIFC Funding, Ltd.
Series 2015-1A(b)	8.36%	3M US L + 6.00%	01/22/2031	500,000	503,486
Series 2017-2A(b)	8.31%	3M US L + 5.95%	04/20/2030	500,000	506,413
Series 2017-5A(b)	8.45%	3M US L + 6.10%	11/16/2030	1,000,000	1,013,538
Dryden, Ltd., Series 2018-64A(b)	7.82%	3M US L + 5.60%	04/18/2031	500,000	499,018

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
CLO DEBT(c)(e) (continued)
Goldentree Loan Management, Ltd., Series 2017-1A(b)	7.96%	3M US L + 5.60%	04/20/2029	$1,000,000	$922,057
Goldentree Loan Opportunities, Ltd., Series 2015-11A(b)	7.76%	3M US L + 5.40%	01/18/2031	750,000	735,196
Highbridge Loan Management, Ltd.
Series 2014-3A(b)	8.86%	3M US L + 6.50%	07/18/2029	1,000,000	1,013,062
Series 2017-11A(b)	10.21%	3M US L + 7.85%	05/06/2030	1,000,000	979,617
Madison Park Funding, Ltd., Series 2015-17A(b)	9.84%	3M US L + 7.48%	07/21/2030	1,000,000	983,315
Marble Point, Ltd., Series 2017-2A E(b)	7.96%	3M US L + 5.60%	12/18/2030	1,000,000	980,005
Neuberger Berman, Ltd., Series 2013-14A(b)	8.81%	3M US L + 6.45%	01/28/2030	1,000,000	1,015,597
OZLM Funding, Ltd.
Series 2012-1A(b)	9.03%	3M US L + 6.67%	07/23/2029	1,000,000	1,023,275
Series 2018-22A(b)	7.01%	3M US L + 5.30%	01/17/2031	500,000	493,482
Sound Point, Ltd.
Series 2013-1A(b)	7.86%	3M US L + 5.50%	01/26/2031	250,000	245,811
Series 2017-4A(b)	7.24%	3M US L + 5.50%	01/20/2031	500,000	498,500
Series 2018-2A(b)	8.34%	3M US L + 6.00%	07/26/2031	1,000,000	990,000
Symphony, Ltd., Series 2016-18A(b)	8.71%	3M US L + 6.35%	01/23/2028	1,000,000	1,018,890
THL Credit Wind River, Series 2017-4A(b)	8.13%	3M US L + 5.80%	11/20/2030	500,000	499,160
Voya, Ltd.
Series 2013-1A(b)	8.83%	3M US L + 6.48%	10/15/2030	1,000,000	1,014,436
Series 2013-2A(b)	7.94%	3M US L + 5.60%	04/25/2031	1,000,000	998,435
Total CLO Debt (Cost $19,418,582)				19,500,000	19,390,174

CLO EQUITY(c)(e)(f)- 46.52% (30.73% of Total Investments)
ALM V, Ltd., Series 2012-5A(b)	N/A	Estimated yield of 10.17%	10/18/2027	2,000,000	1,163,454
Anchorage Capital, Ltd., Series 2014-3RA(b)	N/A	Estimated yield of 8.63%	01/28/2031	1,400,000	1,260,239
Apidos, Series 2017-28A(b)	N/A	Estimated yield of 8.81%	01/20/2031	3,500,000	3,316,169
Ares, Ltd.
Series 2017-46A(b)	N/A	Estimated yield of 10.40%	01/15/2030	4,050,000	3,810,345
Series 2018-47A(b)	N/A	Estimated yield of 12.65%	04/16/2030	2,000,000	1,804,030
Carlyle Global Market Strategies, Ltd., Series 2013-1A(b)	N/A	Estimated yield of 11.83%	08/14/2030	3,500,000	2,962,124
CIFC Funding, Ltd., Series 2017-5A(b)	N/A	Estimated yield of 9.93%	11/16/2030	3,000,000	2,747,427
Dryden, Ltd., Series 2014-34A(b)	N/A	Estimated yield of 0.00%	10/15/2026	5,000,000	190,200
Goldentree Loan Opportunities, Ltd., Series 2015-11A SUB(b)	N/A	Estimated yield of 13.29%	04/18/2027	2,500,000	1,846,668
Madison Park Funding, Ltd., Series 2015-18A(b)	N/A	Estimated yield of 6.14%	10/21/2027	4,000,000	3,550,000
Marble Point, Ltd., Series 2017-2A INC(b)	N/A	Estimated yield of 11.01%	12/18/2030	3,000,000	2,663,199
OZLM, Ltd.
Series 2017-16A(b)	N/A	Estimated yield of 8.27%	05/16/2030	1,250,000	988,666
Series 2017-19A(b)	N/A	Estimated yield of 9.61%	11/22/2030	3,500,000	2,957,773
RR 1, LLC, Series 2017-1A(b)	N/A	Estimated yield of 7.23%	07/15/2029	4,500,000	3,507,134
Thacher Park, Ltd., Series 2014-1A(b)	N/A	Estimated yield of 9.19%	10/20/2026	6,000,000	2,897,004
Voya, Ltd., Series 2017-4A(b)	N/A	Estimated yield of 7.06%	10/15/2030	1,500,000	1,351,035
Total CLO Equity (Cost $38,201,958)				50,700,000	37,015,467

	Shares
MONEY MARKET MUTUAL FUNDS - 2.72% (1.80% of Total Investments)
Invesco Short Term Investments Trust Treasury Portfolio, Institutional Class
(1.750% 7-Day Yield)	2,163,019	2,163,019
Total Money Market Mutual Funds (Cost $2,163,019)	2,163,019	2,163,019

Total Investments - 151.37% (Cost $122,201,405)	$120,435,809
Liabilities in Excess of Other Assets - (2.70)%	(2,006,089)
Leverage Facility - (48.85)%	(38,865,000)
Net Assets - 100.00%	$79,564,720

*	Amounts above are shown as a percentage of net assets as of June 30, 2018.
(a)	The rate shown is the coupon as of the end of the reporting period.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $59,762,838, which represents approximately 75.11% of net assets as of June 30, 2018. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.
(c)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	All or a portion of this position has not settled as of the period end. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Trust will not accrue interest until the settlement date, at which point LIBOR will be established. The total cost of securities purchased on a when issued or delivery delayed basis was $7,949,488 as of June 30, 2018.
(e)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 for additional information.
(f)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as a partial sale, add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

All securities held as of June 30, 2018 are pledged as collateral for the leverage facility.

XAI Octagon Floating Rate & Alternative Income Term Trust

Notes to Quarterly Schedule of Investments

June 30, 2018 (Unaudited)

1. ORGANIZATION

XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) is a recently-organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust commenced operations on September 27, 2017.

The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the schedule of investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the schedule of investments during the period reported. Actual amounts may differ from those estimates, and the valuations reflected in the schedule of investments may differ from the value the Trust ultimately realizes upon sale of the holdings. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The schedule of investments has been prepared as of the close of the New York Stock Exchange (“NYSE”) on June 29, 2018.

Portfolio Valuation: The net asset value per common share of the Trust is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. ET). The Trust’s net asset value per common share is calculated by dividing the value of the Trust’s total assets, less its liabilities by the number of shares outstanding.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Effective yields for the Trust’s CLO equity positions are monitored and evaluated at least on a quarterly basis, at the beginning of the period. The Trust also updates a CLO equity investment’s effective yield in each instance where there is a respective partial sale, add-on purchase, refinancing or reset involving the CLO equity investment held. At the initial assessment, or quarterly evaluation, the effective yield will be set to 0.00% if: (1) the aggregate projected amount of future recurring distributions is less than the amortized investment cost, and/or (2) notification has been received that the CLO will be redeemed, creating uncertainty with respect to the timing of future residual distributions. The future distributions for CLO equity positions with a 0.00% effective yield, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost. To the extent there are additional distributions once the amortized cost equals zero, these amounts will be treated as interest income.

Fair Value Measurements: The Trust discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Trust’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Trust has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Trust’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Trust’s investments as of June 30, 2018:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$3,566,572	–	$3,566,572
Secured Second Lien Term Loans	–	9,599,908	–	9,599,908
Senior Secured First Lien Term Loans	–	48,700,669	–	48,700,669
CLO Debt	–	–	19,390,174	19,390,174
CLO Equity	–	–	37,015,467	37,015,467
Money Market Mutual Funds	2,163,019	–	–	2,163,019
Total	$2,163,019	$61,867,149	$56,405,641	$120,435,809

The Trust recognizes transfers between the levels as of the end of the period. For the period ended June 30, 2018, the Trust did not have any transfers between Level 1 and Level 2 securities.

The changes of the fair value of investments for which the Trust has used Level 3 inputs to determine the fair value are as follows:

	CLO Debt	CLO Equity	Total
Beginning balance at September 30, 2017	$-	$-	$-
Amortization	1,957	-	1,957
Reductions to CLO Equity Cost Basis(a)	-	(3,260 ,478)	(3,260,478)
Change in Unrealized Appreciation/(Depreciation)	(28,408)	(1,186,491)	(1,214,899)
Purchases	19,416,625	41,462,436	60,879,061
Balance as of June 30, 2018	$19,390,174	$37,015,467	$56,405,641

Net change in unrealized appreciation (depreciation) on investments still held as of June 30, 2018	$(28,408)	$(1,186,491)	$(1,214,899)

(a)	Reduction to cost value on CLO equity investments represents the difference between distributions received, or entitled to be received, and income earned for the nine-month period ended June 30, 2018

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of the end of the reporting period. In addition to the techniques and inputs noted in the table below, according to the Trust's valuation policy, the Adviser may use other valuation techniques and methodologies when determining the Trust's fair value measurements as provided for in the valuation policy and approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the fair value measurements as of the end of the reporting period.

	Quantitative Information about Level 3 Value Measurements
Assets	Value as of June 30, 2018	Valuation Methodologies	Unobservable Input	Range/Weighted Average(2)
CLO Debt	19,390,174	Market Quotes	NBIB(1)	92.21 - 102.33 / 99.44
CLO Equity	37,015,467	Market Quotes	NBIB(1)	3.80 - 94.75 / 73.01
Total Level 3 assets	56,405,641

(1)	The Trust generally uses non-binding indicative bid ("NBIB") prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determination for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These bid prices are non-binding, and may not be determinative of fair value. In valuing the Trust’s investments in CLO debt and CLO equity, in addition to non-binding indicative bid prices provided by an independent pricing service or broker, the Trust also may consider a variety of relevant factors as set forth in the Trust’s valuation policy, including recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

(2)	Weighted averages are calculated based on the value of investments on June 30, 2018.

Significant increases or decreases in any of the unobservable inputs in isolation my result in a significantly lower or higher fair value measurement.

Loan Participations and Assignments: The Trust may invest in loans arranged through private negotiation between one or more financial institutions. The Trust’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Trust may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some loans may be considered illiquid, and are generally less liquid than exchange-traded debt instruments.

3. LEVERAGE

The Trust uses leverage to seek to enhance total return and income. The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares (“Preferred Shares”) and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage (“portfolio leverage”). The Trust currently intends to use leverage through Indebtedness and may use Indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, the Trust may utilize Indebtedness up to 33 1/3% of its Managed Assets (specifically, the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have asset coverage (as defined in the 1940 Act) of less than 300%). The Trust will not utilize leverage, either through Indebtedness, Preferred Shares or portfolio leverage, in an aggregate amount in excess of 40% of the Trust’s Managed Assets (including the proceeds of leverage).

On October 6, 2017, the Trust entered into a Credit Agreement (the “Credit Agreement”) with Societe Generale (the “Lender”) that established a revolving credit facility (the “Facility”) of up to $40,000,000. Interest on the amount borrowed is based on three-month LIBOR plus 1.20%. The Trust’s borrowings are secured by eligible securities held in its portfolio of investments. The Credit Agreement includes usual and customary covenants. Among other things, these covenants place limitations or restrictions on the Trust’s ability to (i) incur other indebtedness, (ii) change certain investment policies, (iii) pledge or create liens upon the assets of the Trust. In addition, the Trust is required to deliver financial information to the Lender, maintain an asset coverage ratio of not less than 300% and maintain its registration as a closed-end management investment company.

For the nine months ended June 30, 2018, the average amount borrowed under the Credit Agreement and the average interest rate for the amount borrowed was $37,358,718 and 3.06%, respectively. As of June 30, 2018, the amount of such outstanding borrowings was $38,865,000. The interest rate applicable to the borrowings on June 30, 2018 was 3.56%. All securities held as of June 30, 2018 are pledged as collateral for the leverage facility.

The use of leverage is a speculative technique that involves special risks. The Trust currently anticipates utilizing leverage to seek to enhance total return and income. There can be no assurance that the Adviser’s and the Sub-Adviser’s expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage exposes the Trust to greater risk and increased costs than if it were not implemented. The more leverage that is utilized by the Trust, the more exposed the Trust will be to the risks of leverage. The use of leverage by the Trust causes the net asset value of the common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value, market price and dividend rate of the common shares is likely to be more volatile than those of a fund that is not exposed to leverage. Leverage increases operating costs, which may reduce total return. The Trust pays interest on its borrowings, which may reduce the Trust’s return. Increases in interest rates that the Trust must pay on its borrowings will increase the cost of leverage and may reduce the return to common shareholders. The risk of increases in interest rates may be greater in the current market environment because interest rates are near historically low levels. During the time in which the Trust is utilizing leverage, the amount of the investment advisory fee paid by the Trust will be higher than if the Trust did not utilize leverage because the fees paid will be calculated based on the Trust’s Managed Assets (including proceeds of leverage). Common shareholders bear the portion of the management fee attributable to assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire management fee.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	August 27, 2018	President and Chief Executive Officer
(principal executive officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	August 27, 2018	President and Chief Executive Officer
(principal executive officer)

By:	(Signature and Title)	/s/ John “Yogi” Spence
John “Yogi” Spence
Date:	August 27, 2018	Treasurer and Chief Financial Officer
(principal financial officer)